Exhibit 10.24

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Execution Version

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Security Agreement”) is entered into as of March 7, 2023, among Pinstripes, Inc., a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower listed on the signature pages hereto and each Subsidiary of the Borrower that, after the date hereof, executes a supplement hereto (such Subsidiaries, together with the Borrower, each a “Grantor” and, collectively, the “Grantors”), and Silverview Credit Partners LP, in its capacity as agent (together with any successor agent and any Supplemental Collateral Agent, collectively and individually, the “Agent”) for the Lenders (as defined in the Loan Agreement referred to below).

PRELIMINARY STATEMENT

The Borrower, the Agent and the Lenders are entering into a Loan Agreement dated as of the date hereof (as it may be amended, restated, amended and restated, supplemented or modified from time to time, the “Loan Agreement”). Each Grantor is entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Borrower under the Loan Agreement and to secure the Obligations.

ACCORDINGLY, the Grantors and the Agent, on behalf of the Lenders, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1.            Terms Defined in Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

1.2.            Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3.            Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Assigned Contracts” means, collectively, all of the Grantors’ rights and remedies under, and all moneys and claims for money due or to become due to any Grantor under all contracts and other agreements between any Grantor and any party other than the Agent or any Lender and all amendments, supplements, extensions, and renewals thereof including all rights and claims of the Grantors now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Closing Date” means the date of the Loan Agreement.

“Collateral” shall have the meaning set forth in Article II of this Security Agreement.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Agent, between the Agent and any landlord of any Grantor for any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

“Collateral Report” means any certificate (including any Perfection Certificate), report or other document delivered by any Grantor to the Agent or any Lender with respect to the Collateral pursuant to any Loan Document.

“Commercial Tort Claims” means “commercial tort claims” as set forth in Article 9 of the UCC and shall include, without limitation, the existing commercial tort claims of each Grantor set forth in Exhibit C attached hereto.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Designs” means, with respect to any Person, all such Person’s right, title and interest in and to the following: (a) all industrial designs and intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, and (b) all reissues, extensions or renewals thereof.

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Excluded Account” means (i) any Deposit Account which is used solely and exclusively (A) to fund payroll, 401(k) and other employee benefit plans, (B) as a withholding tax account, (C) as a trust or fiduciary account exclusively holding funds for the benefit of third parties in an amount equal to the amount required to be paid to such third party, and (ii) any Deposit Account used solely as a zero balance account.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Excluded Collateral” means (a) any Grantor’s rights or interests in or under, any lease, license, contract or agreement to which such Grantor is a party to the extent, but only to the extent that such a grant would, under the terms of such lease, license, contract or agreement constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under such lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including any bankruptcy or insolvency laws) or principles of equity), provided, that (x) immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect and (y) to the extent that any such lease, license, contract or agreement would otherwise constitute Collateral (but for the provisions of this paragraph), all proceeds resulting from the sale or disposition by any Grantor of any rights of such Grantor under such lease, license, contract or agreement shall constitute Collateral; (b) any Excluded Account; (c) any application for registration for a Trademark filed with the United States Patent and Trademark Office on an intent-to-use basis until such time (if any) as a statement of use or amendment to allege use is filed, at which time such Trademark shall automatically become part of the Collateral and subject to the security interest pledged; (d) any assets subject to the Permitted Capital Lease Debt; provided that such Liens are confined to the property so acquired and secure only the Debt incurred to acquire such property; and (e) the “Collateral” (as defined in that certain FF&E Security Agreement, dated as of August 18, 2014 (as amended by that certain Second Amendment to Note and Security Agreements, dated on or about May 31, 2021), by and between the Borrower and AH-River East LLC, an Illinois limited liability company, as in effect on the date hereof, which security agreement was entered into in connection with that certain Retail Space Lease, dated as of November 22, 2013 (as amended after the date thereof), by and between the Borrower and AH-River East LLC, an Illinois limited liability company); provided that Excluded Collateral shall not include any proceeds, substitutions or replacements of any Excluded Assets (unless such proceeds, substitutions or replacements would otherwise independently constitute Excluded Collateral)

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Lenders” means the lenders party to the Loan Agreement and their successors and assigns.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Designs, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Agent pursuant to this Security Agreement.

“Receivables” means, with respect to any Grantor, all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered, including, without limitation, all such rights constituting or evidenced by an Account, Chattel Paper, Document, Investment Property, Instrument, or any other right or claim to receive money which is a General Intangible or which is otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Parties” means, collectively, the Agent and the Lenders. “Security” has the meaning set forth in Article 8 of the UCC.

“Securities Account” has the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Agent’s or any Lender’s Lien on any Collateral.

“Vehicles” means all vehicles covered by a certificate of title law of any state.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

To secure the prompt and complete payment and performance of the Obligations, each Grantor hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Lenders, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, as applicable, and regardless of where located (all of which, other than the Excluded Collateral (as defined below) will be collectively referred to as the “Collateral”), including, without limitation:

(i)	all Accounts;

(ii)	all Chattel Paper (whether tangible or electronic);

(iii)	all Copyrights, Designs, Patents and Trademarks;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures;

(vii)	all General Intangibles;

(viii)	all Goods;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all cash or cash equivalents;

(xiii)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)	all Deposit Accounts and Securities Accounts;

(xv)	all Commercial Tort Claims;

(xvi)	all Assigned Contracts; and

(xvii)	all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

As of any date on which all of the representations and warranties set forth in the Loan Agreement are required to be made by the Borrower, each Grantor represents and warrants to the Agent and the Lenders, that:

3.1.            Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Permitted Liens, and has full power and authority to grant to the Agent the security interest in such Collateral pursuant hereto. When financing statements have been duly filed in the appropriate offices against such Grantor in the locations listed on Exhibit G, the Agent will have a fully perfected first priority security interest in that Collateral of the Grantor in which a security interest may be perfected by filing.

3.2.            Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state or province of organization, incorporation or amalgamation, the organizational number (if any) issued to it by its state or province of organization, incorporation or amalgamation and its federal employer identification number are set forth on Exhibit A.

3.3.            Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit A; such Grantor has no other places of business except those set forth in Exhibit A.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.4.            Collateral Locations. All of such Grantor’s locations where Collateral is located are listed on Exhibit A. All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.

3.5.            Deposit Accounts and Securities Account. All of such Grantor’s Deposit Accounts and Securities Accounts are listed on Exhibit B.

3.6.            Exact Names. Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization, incorporation or amalgamation. Such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, amalgamation or been a party to any acquisition.

3.7.            Letter-of-Credit Rights and Chattel Paper. Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor. The Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C.

3.8.            Accounts and Chattel Paper.

(a)            The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Agent by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

(b)            With respect to its Accounts, except as disclosed on the most recent Collateral Report, (i) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except any extensions, compromises, settlements, discounts or allowances allowed by such Grantor in the ordinary course of its business and consistent with past practices; (iii) to such Grantor’s knowledge, there are no facts, events or occurrences which impair the validity or enforceability thereof or could reasonably be expected to reduce in any material respect the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and Collateral Reports with respect thereto; (iv) such Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor’s financial condition; and (v) such Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(c)            In addition, with respect to all of its Accounts, the amounts shown on all invoices, statements and Collateral Reports with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent.

3.9.            Inventory. With respect to any of its Inventory, (a) such Inventory (other than Inventory in transit, out for repair or refurbishment or in the possession of an employee of such Grantor in the ordinary course of business) is located at one of such Grantor’s locations set forth on Exhibit A, (b) no Inventory (other than Inventory in transit, out for repair or refurbishment or in the possession of an employee of such Grantor in the ordinary course of business) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) such Grantor has good and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Agent, for the benefit of the Agent and Lenders, and except for Permitted Liens, (d) such Inventory is of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, (f) such Inventory has been produced in accordance in all material respects with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (h) the completion of sale or other disposition of such Inventory by the Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.

3.10.            Intellectual Property. Such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Exhibit D. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit G and this Security Agreement (or an applicable short form intellectual property security agreement) with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests in favor of the Agent on such Grantor’s registered Patents, Designs, Trademarks and Copyrights, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action reasonably necessary or desirable to perfect the Agent’s Lien on such Grantor’s Patents, Designs, Trademarks or Copyrights shall have been duly taken.

3.11.            Filing Requirements. None of such Grantor’s Equipment is covered by any certificate of title. None of the Collateral owned by it is of a type for which security interests or liens may be perfected by filing under any federal statute except for Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D. The legal description, county and street address of each property on which any Fixtures are located is set forth in Exhibit E together with the name and address of the record owner of each such property.

3.12.            No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements naming the Agent on behalf of the Lenders as the secured party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.13.           Pledged Collateral.

(a)            Exhibit F sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit F as being owned by it, free and clear of any Liens (other than Permitted Liens). Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Agent so that the Agent may take steps to perfect its security interest therein as a General Intangible and (iii) all such Pledged Collateral held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and the Agent pursuant to which the Agent has Control.

(b)            In addition, (i) to the knowledge of such Grantor, none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)            Except as set forth in Exhibit F, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it.

ARTICLE IV
COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1.           General.

(a)            Collateral Records. Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it, and furnish to the Agent, updates with respect to Exhibits A, B, C, D, E, F and G hereto in accordance with Section 4.1(c) and such customary reports generated by the Grantors relating to such Collateral as the Agent shall from time to time reasonably request.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)            Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Agent to file, and if requested will deliver to the Agent, all financing statements and other documents and take such other actions as may from time to time reasonably be requested by the Agent in order to maintain a perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Agent may be filed in any filing office in any UCC jurisdiction or other applicable filing jurisdiction and may (i) indicate such Grantor’s Collateral (1) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC or other applicable filing jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor’s Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information to the Agent promptly upon request. Such Grantor also ratifies its authorization for the Agent to have filed in any UCC jurisdiction or other applicable filing jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)            Further Assurances. Such Grantor will, if so reasonably requested by the Agent, furnish to the Agent, as often as the Agent reasonably requests, statements and schedules generated by the Grantors further identifying and describing in reasonable detail the Collateral owned by it and such other reports and information in connection with its Collateral as the Agent may reasonably request, all in such detail as the Agent may reasonably request. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder. For purposes of this Security Agreement, all references to Exhibits A, B, C, D, E, F and G hereto shall be deemed to refer to each such exhibit as updated from time to time pursuant to supplements and amendments delivered by any Grantor to the Agent.

(d)            Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to Section 6.2 of the Loan Agreement.

(e)            Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except Permitted Liens.

(f)            Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement naming the Agent as secured party without the prior written consent of the Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g)            Locations. Such Grantor will not (i) maintain any Collateral owned by it at any location other than those locations listed on Exhibit A, (ii) otherwise change, or add to, such locations without (x) providing notice to the Agent of such change or addition as required by the Loan Agreement and (y) obtaining a Collateral Access Agreement for such location to the extent required by this Security Agreement or the Loan Agreement), or (iii) change its principal place of business or chief executive office from the location identified on Exhibit A, other than as permitted by the Loan Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(h)            Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral, in each case except for any non-compliance which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

4.2.              Receivables.

(a)            Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, such Grantor may reduce the amount of Accounts arising from the sale of Inventory in accordance with its present policies and in the ordinary course of business.

(b)            Collection of Receivables. Except as otherwise provided in this Security Agreement (including clause (a) above), such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it.

(c)            [Reserved].

(d)            Electronic Chattel Paper. Such Grantor shall take all steps reasonably necessary to grant the Agent Control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3.            Inventory and Equipment.

(a)            Maintenance of Goods. Such Grantor will do all things necessary to maintain, preserve, protect and keep its Inventory and the Equipment in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business, except for casualty and condemnation and except for ordinary wear and tear in respect of the Equipment.

(b)            Returned Inventory. In the event any Account Debtor returns Inventory to such Grantor when an Event of Default exists, such Grantor, upon the request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent’s written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent’s prior written consent. All returned Inventory shall be subject to the Agent’s Liens thereon.

(c)            Equipment. Such Grantor shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. Such Grantor will not, without the Agent’s prior written consent, alter or remove any identifying symbol or number on any of such Grantor’s material Equipment constituting Collateral.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.4.            Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral owned by it (if any then exist) duly endorsed to, or accompanied by an instrument of transfer in favor of, the Agent or its nominee or in blank, (b) hold in trust for the Agent upon receipt and immediately thereafter deliver to the Agent any such Chattel Paper, Securities and Instruments constituting Collateral, (c) upon the Agent’s request, deliver to the Agent (and thereafter hold in trust for the Agent upon receipt and immediately deliver to the Agent) any Document evidencing or constituting Collateral and (d) upon the Agent’s request, deliver to the Agent a duly executed amendment to this Security Agreement, in the form of Exhibit H hereto (the “Amendment”), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

4.5.            Uncertificated Pledged Collateral. Such Grantor will permit and authorize the Agent as its attorney-in-fact from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Agent granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, such Grantor will take any actions reasonably necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause the Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Agent, in form and substance reasonably satisfactory to the Agent, giving the Agent Control.

4.6.           Pledged Collateral.

(a)            Changes in Capital Structure of Issuers. Such Grantor will not (i) permit or suffer any issuer of an Equity Interest in any Subsidiary of the Borrower constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Liens and sales of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing, in each case, except as permitted by the Loan Agreement.

(b)            Issuance of Additional Securities. Such Grantor will not permit or suffer the issuer of an Equity Interest constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(c)            Registration of Pledged Collateral. Such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Agent or its nominee at any time at the option of the Secured Parties.

(d)            Exercise of Rights in Pledged Collateral.

(i)             Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Loan Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Agent in any material respect in respect of such Pledged Collateral.

(ii)            Such Grantor will permit the Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.

(iii)            Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Loan Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; and (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution during the continuance of an Event of Default and as a result of any action by the Agent to exercise remedies against the Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement.

(iv)            All Excluded Payments and all other distributions in respect of any of the Pledged Collateral owned by such Grantor, whenever paid or made, shall be delivered to the Agent to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

4.7.            Intellectual Property.

(a)            Such Grantor will use its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Agent of any material License held by such Grantor and to enforce the security interests granted hereunder.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)            Such Grantor shall notify the Agent immediately if it knows or has reason to know that any application or registration relating to any material Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination (including the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any material Patent, Design, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c)            In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Design, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Agent prior written notice thereof, and, upon request of the Agent, such Grantor shall execute and deliver any and all security agreements as the Agent may request to evidence the Agent’s first priority security interest on such Patent, Design, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d)            Such Grantor shall take all actions it deems commercially reasonable to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Designs, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(e)            Such Grantor shall promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution to protect such Patent, Design, Trademark or Copyright unless such Grantor determines it is not commercially reasonable to do so. In the event that such Grantor institutes suit because any of its Patents, Designs, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.

4.8.            Commercial Tort Claims. Such Grantor shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify the Agent of any commercial tort claim (as defined in the UCC) acquired by it and, unless the Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit H hereto, granting to Agent a first priority security interest in such commercial tort claim.

4.9.            Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit, it shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify the Agent thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Agent and (ii) agree to direct all payments thereunder to a Deposit Account at the Agent or subject to a Control Agreement for application to the Obligations, all in form and substance reasonably satisfactory to the Agent.

4.10.           Federal, State, Provincial or Municipal Claims. Such Grantor will promptly notify the Agent of any Collateral which constitutes a material claim against the United States government or any state, provincial or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state, provincial or municipal law.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.11.            No Interference. Such Grantor agrees that it will not interfere with the exercise or beginning of the exercise by the Agent of any one or more of the rights, powers or remedies of the Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise.

4.12.            Insurance. (a) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, such Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Grantor within a “Special Flood Hazard Area”). The amount of flood insurance required by this Section shall be in an amount equal to the lesser of the total Commitment or the total replacement cost value of the improvements.

(b)            All insurance policies required hereunder and under Section 5.10 of the Loan Agreement shall name the Agent (for the benefit of the Agent and the Lenders) as an additional insured or as lender loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance reasonably satisfactory to the Agent, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Agent (subject to any exceptions expressly set forth in the Loan Agreement); (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty (30) days prior written notice given to the Agent.

(c)            All premiums on any such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Agent. If such Grantor fails to obtain any insurance as required by this Section, the Agent may obtain such insurance at the Borrower’s expense. By purchasing such insurance, the Agent shall not be deemed to have waived any Default arising from the Grantor’s failure to maintain such insurance or pay any premiums therefor.

4.13.            Collateral Access Agreements. Such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property or other location where Collateral is stored or located at any time (each, an “Inventory Location”) (which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord may assert against the Collateral at the applicable Inventory Location, and shall otherwise be reasonably satisfactory in form and substance to the Agent); provided that the Grantors shall not be obligated to use commercially reasonable efforts to obtain a Collateral Access Agreement with respect to any Inventory Location (i) in existence on the Closing Date, or (ii) if the aggregate value of Collateral stored or located at such Inventory Location does not exceed $10,000 at any time. Each Grantor shall timely and fully pay and perform its obligations under all applicable leases and other agreements with respect to each Inventory Location, except to the extent any failure to so pay and perform such an obligation would not reasonably be expected to have a Material Adverse Effect.

4.14.            Control Agreements. Such Grantor will provide to the Agent a Control Agreement duly executed on behalf of each financial institution, securities broker and securities intermediary at which such Grantor maintains a Deposit Account (other than an Excluded Account) or Securities Account.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.15.            Change of Name or Location; Change of Fiscal Year. Such Grantor shall not (a) change its name as it appears in official filings in the state or jurisdiction of its incorporation, amalgamation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate headquarters or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in this Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state or jurisdiction of incorporation, amalgamation or organization, in each case, unless (1) the Agent shall have received at least thirty (30) days’ prior written notice of such change and (2) any reasonable action requested by the Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Agent, on behalf of Lenders, in any Collateral), provided that, any new location shall be in the continental United States. Such Grantor shall not change its Fiscal Year.

4.16.            Assigned Contracts. Such Grantor will use commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Agent of any material Assigned Contract held by such Grantor and to enforce the security interests granted hereunder. Such Grantor shall fully perform in all material respects all of its obligations under each of its Assigned Contracts, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided however, that such Grantor shall not take any action or fail to take any action which would cause the termination of any Assigned Contract if such termination would reasonably be expected to have a Material Adverse Effect. Such Grantor shall notify the Agent and the Lenders in writing, promptly after such Grantor becomes aware thereof, of any event or fact which could give rise to a material claim by such Grantor for indemnification under any of such Grantor’s material Assigned Contracts, and shall, to the extent commercially reasonable in the Borrower’s good faith business judgment, diligently pursue such right and report to the Agent on all further material developments with respect thereto. Upon the occurrence of and during the continuance of an Event of Default, the Agent may, and at the direction of the Secured Parties shall, directly enforce such right in its own or such Grantor’s name and may enter into such settlements or other agreements with respect thereto as the Agent or the Secured Parties, as applicable, shall determine. In any suit, proceeding or action brought by the Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, such Grantor shall indemnify and hold the Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Grantor to or in favor of such obligor or its successors. All such obligations of such Grantor shall be and remain enforceable only against such Grantor and shall not be enforceable against the Agent or the Lenders. Notwithstanding any provision hereof to the contrary, such Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Contracts, and the Agent’s or any Lender’s exercise of any of their respective rights with respect to the Collateral shall not release such Grantor from any of such duties and obligations. Neither the Agent nor any Lender shall be obligated to perform or fulfill any of such Grantor’s duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.17.            Vehicles. Such Grantor shall arrange for Agent’s first priority security interest to be noted on the certificate of title of each Vehicle with a fair market value in excess of $10,000 and shall file any other necessary documentation in each jurisdiction that Agent shall deem advisable to perfect its security interests in any Vehicle.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1.            Events of Default; Remedies. (a) The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default hereunder. Upon the occurrence and during the continuance of an Event of Default, the Agent may, with the concurrence or at the direction of the Secured Parties, exercise any or all of the following rights and remedies:

(i)              those rights and remedies provided in this Security Agreement, the Loan Agreement, or any other Loan Document; provided that, this Section 5.1(a) shall not be understood to limit any rights or remedies available to the Agent and the Lenders prior to an Event of Default;

(ii)             those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)            give notice of sole control or any other instruction under any Control Agreement and take any action therein with respect to such Collateral;

(iv)            without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable; and

(v)            concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(b)            The Agent, on behalf of the Lenders, may comply with any applicable state, provincial, territorial or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)            The Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent and the Lenders, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d)            Until the Agent is able to effect a sale, lease, or other disposition of Collateral, the Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it reasonably deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent may, if it so elects, seek the appointment of a receiver, interim manager, receiver-manager or other similar person or keeper to take possession of Collateral and to enforce any of the Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e)           [Reserved].

(f)            Notwithstanding the foregoing, neither the Agent nor the Lenders shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g)            Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

5.2.            Grantor’s Obligations Upon an Event of Default. Upon the request of the Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a)            assemble and make available to the Agent the Collateral and all books and records relating thereto at any place or places specified by the Agent, whether at a Grantor’s premises or elsewhere;

(b)            permit the Agent, by the Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

(c)            prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Agent may reasonably request, all in form and substance reasonably satisfactory to the Agent, and furnish to the Agent, or cause an issuer of Pledged Collateral to furnish to the Agent, any information regarding the Pledged Collateral in such detail as the Agent may specify;

(d)            take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Agent to consummate a public sale or other disposition of the Pledged Collateral; and

(e)            at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Agent and each Lender, at any time, and from time to time, promptly upon the Agent’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.3.            Grant of Intellectual Property License. For the purpose of enabling the Agent to exercise the rights and remedies under this Article V at such time as the Agent shall be lawfully entitled to exercise such rights and remedies and during the continuance of an Event of Default, each Grantor hereby (a) grants to the Agent, for the benefit of the Agent and the Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Agent may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1.            Account Verification. The Agent may at any time, in the Agent’s own name, in the name of a nominee of the Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Agent’s reasonable satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

6.2.           Authorization for Secured Party to Take Certain Action.

(a)            Each Grantor irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent and appoints the Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Agent’s sole discretion to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Agent as provided in Section 7.3, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) to contact Account Debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Agent on demand for any documented payment made or any reasonable and documented out-of-pocket expense incurred by the Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Loan Agreement.

(b)            All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Agent, for the benefit of the Agent and Lenders, under this Section 6.2 are solely to protect the Agent’s interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(c)            Notwithstanding anything to the contrary set forth herein, the Agent agrees that, except for the powers granted in clauses (i) – (v) of Section 6.2(a), the Agent shall not exercise any power or authority granted under Section 6.2(a) or 6.3 unless an Event of Default shall have occurred and be continuing.

6.3.            Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF SUCH GRANTOR WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT

6.4.            Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES DIRECTLY ATTRIBUTABLE TO THE BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTY OR ITS AFFILIATES OR THEIR RESPECTIVE RELATED PARTIES AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE VII

COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS

7.1.            Deposit Accounts. Within thirty (30) days after the Closing Date (or such later date as the Agent may agree in writing), each Grantor shall execute and deliver to the Agent a Control Agreement for each Deposit Account maintained by such Grantor (other than Excluded Accounts). Before opening or replacing any Deposit Account after the Closing Date, each Grantor shall (a) obtain the Agent’s consent in writing to the opening of such Deposit Account and (b) cause each bank or financial institution at which it seeks to open a Deposit Account (other than an Excluded Account) to enter into a Control Agreement with the Agent in order to give the Agent “Control” over such Deposit Account.

7.2.            [Reserved].

7.3.            Application of Proceeds; Deficiency.

(a)            [Reserved].

(b)            Notwithstanding anything to the contrary set forth herein, if an Event of Default shall have occurred and be continuing, the Agent shall have, in addition to all other rights and remedies provided herein and in the other Loan Documents, the rights to direct each banking institution, securities broker or securities intermediary at which any Grantor maintains a Deposit Account (other than an Excluded Account) or a Securities Account, to follow all instructions given to such banking institution, securities broker or securities intermediary by the Agent, including, without limitation, instructions regarding the liquidation of securities and the transfer of funds held in such accounts.

ARTICLE VIII

GENERAL PROVISIONS

8.1.            Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten (10) Business Days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any Lender arising out of the repossession, retention or sale of the Collateral, except such as are directly attributable to the bad faith, gross negligence or willful misconduct of the Agent or such Lender (or its Affiliates or their respective Related Persons) as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.2.            Limitation on Agent’s and Lenders’ Duty with Respect to the Collateral. The Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Agent (i) to fail to incur expenses deemed significant by the Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Agent would be commercially reasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3.            Compromises and Collection of Collateral. The Grantors and the Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.4.            Secured Party Performance of Debtor Obligations. Without having any obligation to do so, during the existence of an Event of Default, the Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

8.5.            Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 5.2, or 8.7 or in Article VII will cause irreparable injury to the Agent and the Lenders, that the Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the Lenders to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

8.6.            Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Agent or other conduct of the Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Agent or the Lenders unless such authorization is in writing signed by the Agent with the consent or at the direction of the Secured Parties.

8.7.            No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Agent with the concurrence or at the direction of the Lenders required under Section 8.11 of the Loan Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

8.8.            Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

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8.9.            Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.10.            Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Agent and the Lenders and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Agent, for the benefit of the Agent and the Lenders, hereunder.

8.11.            Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.12.            Taxes and Expenses. Any Taxes payable or ruled payable by federal, state or provincial authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Agent for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

8.13.            Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

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8.14.            Termination. This Security Agreement shall continue in effect until (i) the Loan Agreement has terminated pursuant to its express terms and (ii) all of the Obligations (other than contingent indemnity obligations) have been paid and performed in full and no commitments of the Agent or the Lenders which would give rise to any Obligations are outstanding, at which time the security interest granted hereby shall automatically terminate and all rights to the Collateral shall automatically revert to the applicable Grantors. Upon any such termination, the Agent shall, at the Grantors’ expense, promptly execute and deliver to any Grantor all UCC termination statements and other documents and instruments, as such Grantor shall reasonably request to evidence such termination.

8.15.            Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Agent relating to the Collateral.

8.16.            GOVERNING LAW; CONSENT TO FORUM. THIS SECURITY AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH GRANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT SITTING IN OR WITH DIRECT OR INDIRECT JURISDICTION OVER THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE OR SUPERIOR COURT SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; AND EACH GRANTOR IRREVOCABLY AGREES THAT ALL CLAIMS AND DEMANDS IN RESPECT OF ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. THE AGENT AND EACH LENDER RESERVES THE RIGHT TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO PRECLUDE THE ENFORCEMENT BY THE AGENT OR SUCH LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS SECURITY AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

8.17.           [Reserved].

8.18.            WAIVER OF JURY TRIAL. EACH GRANTOR, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.19.            Indemnity. Each Grantor hereby agrees to indemnify the Agent and the Lenders, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) imposed on, incurred by or asserted against the Agent or the Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral, except for liabilities, claims and damages directly attributable to the gross negligence or willful misconduct of the Agent or such Lender.

8.20.            Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart

ARTICLE IX

NOTICES

9.1.             Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent in accordance with the terms and conditions of Section 8.4 of the Loan Agreement, which are incorporated herein by reference, mutatis mutandi.

9.2.             Change in Address for Notices. Each of the Grantors, the Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE X

THE AGENT

Silverview Credit Partners LP has been appointed Agent for the Lenders hereunder pursuant to Section 8.6 of the Loan Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Agent pursuant to the Loan Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Section 8.6. Any successor Agent appointed pursuant to Section 8.6 of the Loan Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Grantors and the Agent have executed this Security Agreement as of the date first above written.

GRANTORS:

PINSTRIPES, INC.

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

PINSTRIPES HILLSDALE LLC

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

PINSTRIPES AT PRAIRIEFIRE, INC.

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

PINSTRIPES ILLINOIS, LLC

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

[Pledge and Security Agreement - Pinstripes]

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AGENT:

SILVERVIEW CREDIT PARTNERS LP,
as Agent

By:	/s/ Vaibhav Kumar
Name:	Vaibhav Kumar
Title:	Partner

[Pledge and Security Agreement - Pinstripes]

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EXHIBIT A

(See Sections 3.2, 3.3, 3.4, and 3.9 of Security Agreement)

NOTICE ADDRESS FOR ALL GRANTORS

[***]

INFORMATION AND COLLATERAL LOCATIONS OF PINSTRIPES, INC.

[***]

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INFORMATION AND COLLATERAL LOCATIONS OF PINSTRIPES HILLSDALE LLC.

[***]

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INFORMATION AND COLLATERAL LOCATIONS OF PINSTRIPES AT PRAIRIEFIRE, INC.

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

INFORMATION AND COLLATERAL LOCATIONS OF PINSTRIPES ILLINOIS, LLC

[***]

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EXHIBIT B

(See Section 3.5 of Security Agreement)

DEPOSIT ACCOUNTS

[***]

SECURITIES ACCOUNTS

[***]

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EXHIBIT C

(See Section 3.7 of Security Agreement and definition of Commercial Torts)

LETTER-OF-CREDIT RIGHTS

None.

CHATTEL PAPER

None.

COMMERCIAL TORT CLAIMS

None.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT D

(See Sections 3.10 and 3.11 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

PATENTS

None.

PATENT APPLICATIONS

None.

TRADEMARKS

Name of Grantor	Trademark	Registration Date	Registration Number
Pinstripes, Inc.	PINSTRIPES	September 25, 2007	3298510

TRADEMARK APPLICATIONS

None.

COPYRIGHTS

None.

COPYRIGHT APPLICATIONS

None.

INTELLECTUAL PROPERTY LICENSES

None.

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EXHIBIT E

(See Section 3.11 of Security Agreement)

FIXTURES

I.	Legal description, county and street address of property on which Fixtures are located (by Grantor):

None.

II.	Name and Address of Record Owner:

None.

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EXHIBIT F

(See Section 3.13 of Security Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

STOCKS

[***]

BONDS

[***]

GOVERNMENT SECURITIES

[***]

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

[***]

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

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EXHIBIT G

(See Sections 3.1 and 3.10 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

[***]

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EXHIBIT H

(See Section 4.4 and 4.8 of Security Agreement)

AMENDMENT

This Amendment, dated                          ,     is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct in all material respects. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated March 7, 2023, among the undersigned, the other Grantors party thereto, and Silverview Credit Partners LP, as the Agent, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Obligations referred to in said Security Agreement.

By:
Name:
Title:

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SCHEDULE I TO AMENDMENT

STOCKS

[***]

BONDS

[***]

GOVERNMENT SECURITIES

[***]

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

[***]

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

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COMMERCIAL TORT CLAIMS

[***]